NATIONWIDE VARIABLE INSURANCE TRUST

NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated November 15, 2016
to the Statement of Additional Information dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information ("SAI").

Effective immediately:

1.	All references to, and information regarding, Benjamin A. Richer in the SAI are hereby deleted.

2.  The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" of the SAI is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of October, 31, 2016)
Nationwide Fund Advisors
Christopher C. Graham	NVIT CardinalSM Managed Growth Fund NVIT CardinalSM Managed Growth & Income Fund NVIT Investor Destinations Managed Growth Fund NVIT Investor Destinations Managed Growth & Income Fund	None None None None

3.  The subsection "Other Managed Accounts" under the heading "Appendix C – Portfolio Managers" of the SAI is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (as of October 31, 2016)
Nationwide Fund Advisors
Christopher C. Graham	Mutual Funds: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE